UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 26, 2003

LTWC CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	000-27417	76-0518568
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NUMBER)

111 HIGH RIDGE ROAD STAMFORD, CT	06905
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(INCLUDING ZIP CODE)

203-975-9602 (REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

TABLE OF CONTENTS

ITEM 5. Other Events

ITEM 5. OTHER EVENTS.

On February 26, 2003, Marc E. Landy resigned as Executive Vice President, Chief Financial Officer, Secretary and Treasurer of LTWC Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2003
LTWC CORPORATION
	By:	/s/ Paul A. Goldman
		Name:	Paul A. Goldman
		Title:	President, and Chief Executive Officer